MML SERIES INVESTMENT FUND

This Prospectus describes the following Funds.

•	MML Money Market Fund

seeks to maximize current income, preserve capital and maintain liquidity by investing in money market instruments.

•	MML Inflation-Protected Bond Fund

seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing primarily in inflation-indexed securities issued by the U.S. government and other high quality issuers.

•	MML Managed Bond Fund

seeks a high rate of return consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

•	MML Blend Fund

seeks a high total rate of return over time consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

•	MML Equity Fund

seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

•	MML Large Cap Value Fund

seeks both capital growth and income.

•	MML Equity Index Fund

seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index.1

•	MML Enhanced Index Core Equity Fund

seeks to outperform the total return performance of the S&P 500 Index, while maintaining risk characteristics similar to those of the benchmark.

•	MML Growth Equity Fund

seeks long-term growth of capital and future income.

•	MML OTC 100 Fund

seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

•	MML Small Cap Equity Fund

seeks long-term growth of capital and income by investing primarily in small company stocks.

•	MML Small Company Opportunities Fund

seeks long-term capital appreciation by investing in common stocks of smaller, faster-growing companies.

•	MML Small Cap Growth Equity Fund

seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

•	MML Emerging Growth Fund

seeks capital appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 “Standard & Poor’s,” “Standard & Poor’s 500®” and “S&P 500®” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”). S&P makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2004

–  1  –

–  2  –

Summary Information

MML Series Investment Fund provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 32.

•	Investment return over the past ten years, or since inception if less than ten years old.

•	Average annual total returns for the last one, five and ten year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

For certain Funds, the performance of the Sub-Adviser is provided based on a composite of portfolios managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the Fund. The Performance Charts for those Sub-Advisers reflects the Sub-Adviser’s composite performance, adjusted for the expenses of the particular Fund.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a category of expenses called Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund’s assets, which means you pay them indirectly.

–  3  –

MML Money Market Fund

Investment Objectives

This Fund’s investment objectives are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.

Principal Investment Strategies and Risks

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

•	commercial paper and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	certificates evidencing participation in bank loans; and

•	certificates of deposit and bankers’ acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund’s Sub-Adviser, David L. Babson & Company Inc. (“Babson”), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that Babson judges to be of second highest quality.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 1.57% for the quarter ended December 31, 2000 and the lowest was 0.12% for the quarter ended December 31, 2003.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Money Market Fund	0.62%	3.26%	4.10%
Lipper Taxable Money Market Fund Index^	0.62%	3.23%	4.06%

^ Lipper Taxable Money Market Fund Index is an unmanaged index of taxable money market mutual funds. The Index does not incur expenses and it cannot be purchased directly by investors.

The Fund’s 7-day yield on December 31, 2003 was 0.50%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539.

–  4  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Money Market Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.48%
Other Expenses	.04%	*
Total Annual Fund Operating Expenses(1)(2)	.52%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Money Market Fund	$53	$167	$291	$653

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  5  –

MML Inflation-Protected Bond Fund

Investment Objective

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. “Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond’s principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund’s Sub-Adviser, David L. Babson & Company Inc. (“Babson”), believes that such investments are more attractive than inflation-indexed bonds. The Fund’s non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 10% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund’s Sub-Adviser intends for the Fund’s dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund’s benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund will maintain an average credit quality of AAA/AA+.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns can be expected to vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the period shown above, the highest quarterly return was 3.28% for the quarter ended June 30, 2003 and the lowest was 0.38% for the quarter ended September 30, 2003.

Average Annual Total Returns (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (8/30/02)
MML Inflation-Protected Bond Fund	7.01%	7.67%
Lehman U.S. Treasury Inflation Note Index^	8.40%	8.67%

^ The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  6  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Inflation- Protected Bond Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%
Other Expenses	.18%	*
Total Annual Fund Operating Expenses(1)	.78%

Expense Reimbursement	(.07%	)
Net Fund Expenses(1)(2)	.71%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Inflation-Protected Bond Fund	$73	$242	$426	$960

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  7  –

MML Managed Bond Fund

Investment Objective

This Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies;

•	U.S. dollar-denominated bonds of foreign issuers; and

•	mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund’s Sub-Adviser, David L. Babson & Company Inc., by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund’s share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, but no more than 15% may be illiquid at the time of purchase. If the Fund purchases a security that is not denominated in U.S. dollars, the Fund will enter into a currency transaction either to hedge the foreign currency risk or effectively convert the debt security to U.S. dollars.

The Fund’s Sub-Adviser intends for the Fund’s duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 6.64% for the quarter ended June 30, 1995 and the lowest was -3.43% for the quarter ended March 31, 1994.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Managed Bond Fund	5.59%	6.15%	6.61%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	6.95%

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses and it cannot be purchased directly by investors.

–  8  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Managed Bond Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.45%
Other Expenses	.01%	*
Total Annual Fund Operating Expenses(1)(2)	.46%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Managed Bond Fund	$47	$148	$258	$579

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  9  –

MML Blend Fund

Investment Objective

This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund’s portfolio consists of three segments:

•	Money Market Segment’s objectives are to achieve high current income and to preserve capital.

•	Bond Segment’s objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

•	Equity Segment’s objective is to achieve a superior rate of return over time from capital appreciation.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, David L. Babson & Company Inc., about each segment’s potential for returns related to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund’s total assets will be invested in the Bond Segment, at least 50% and no more than 70% of the Fund’s total assets will be invested in the Equity Segment, and no more than 30% of the Fund’s total assets will be invested in the Money Market Segment. In unusual circumstances, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 10.17% for the quarter ended June 30, 2003 and the lowest was -9.75% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years		Ten Years
MML Blend Fund	18.71%	-	0.45%	6.81%
S&P 500® Index^	28.67%	-	0.57%	11.06%
Lipper Balanced Fund Index^^	19.94%		2.95%	8.20%
Lehman Brothers Aggregate Bond Index^^^	4.11%		6.62%	6.95%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

^ ^ The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the MML Blend Fund. The Index does not incur expenses and cannot be purchased directly by investors.

^ ^ ^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses and cannot be purchased directly by investors.

–  10  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Blend Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.39%
Other Expenses	.03%	*
Total Annual Fund Operating Expenses(1)(2)	.42%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Blend Fund	$43	$135	$235	$530

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  11  –

MML Equity Fund

Investment Objectives

This Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

David L. Babson & Company Inc. (“Babson”) applies a value strategy, which seeks superior total returns over the long term while minimizing risk levels. Stock selection is based on both fundamental analysis and quantitative models, taking into account company characteristics such as competitive advantages, management stability and financial strength, as well as stock valuation. Various attractive financial ratios are sought in the stocks Babson considers, including companies which have low share-price to company earnings (“PE”), price-to-book and other relevant ratios relative to their industry peer groups, historical valuations, or future prospects. Market sentiment can lead to short term stock mispricing and Babson seeks to capitalize on such opportunities where catalysts are present for significant price appreciation. Investments generally will be made in publicly traded stocks of companies with market capitalizations of greater than $2 billion and an established operating history.

Alliance Capital Management L.P. (“Alliance Capital”) through the investment professionals of its Bernstein Investment Research and Management unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. Alliance Capital will invest the portion of the Fund’s assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. Alliance Capital seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings will be primarily in U.S. issuers although ADRs and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk and Leveraging Risk.

These Risks are described beginning on page 32.

–  12  –

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 16.16% for the quarter ended December 31, 1998 and the lowest was -18.16% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years		Ten Years
MML Equity Fund	27.49%	-	2.85%	7.82%
S&P 500® Index^	28.67%	-	0.57%	11.06%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

MML Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.39%
Other Expenses	.02%
Total Annual Fund Operating Expenses(1)(2)	.41%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Equity Fund	$42	$132	$230	$518

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  13  –

MML Large Cap Value Fund

Investment Objective

This Fund seeks both capital growth and income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its investment objective by selecting high quality, large capitalization companies primarily in the S&P 500 Index®. The Sub-Adviser to the Fund, Davis Selected Advisers, L.P. (“Davis”), will normally invest at least 80% of the Fund’s assets in common stock of companies with market capitalizations of at least $5 billion. The Fund’s investment strategy is to select these companies for the long-term. In the current market environment, we expect that current income will be low.

The Fund may also invest to a limited extent in foreign securities and use derivatives as a hedge against currency risks.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 17.08% for the quarter ended June 30, 2003 and the lowest was -13.28% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/1/00)
MML Large Cap Value Fund	29.60%	-1.26%
S&P 500® Index^	28.67%	-5.60%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  14  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Large Cap Value Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Other Expenses	.12%
Total Annual Fund Operating Expenses(1)	.92%

Expense Reimbursement	(.01%	)*
Net Fund Expenses(1)(2)	.91%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Large Cap Value Fund	$93	$292	$508	$1,130

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

Davis Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Davis for accounts with investment objectives similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 21.42% for the quarter ended December 31, 1998 and the lowest was -14.51% for the quarter ended September 30, 1998.

Davis Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Davis’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The Davis composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
Davis Accounts	32.01%	4.59%	12.95%
S&P 500® Index^	28.67%	-0.57%	11.06%

* Performance shown is a composite of all portfolios managed by Davis with substantially similar investment objectives, policies, investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. Davis’ composite includes performance of Selected American Shares and Davis New York Venture Fund, which are registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MML Large Cap Value Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  15  –

MML Equity Index Fund

Investment Objective

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the securities of companies that make up the S&P 500 Index®. The S&P 500 Index® is a widely recognized, capitalization-weighted unmanaged index of common stocks of the 500 largest capitalized U.S. companies.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the S&P 500 Index®. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 63). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Principal Risks of investing in the Fund are Market Risk, Tracking Error Risk, Credit Risk, Growth Company Risk, Leveraging Risk, Derivative Risk, Non-Diversification Risk and Foreign Investment Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Class I Shares

During the periods shown above, the highest quarterly return was 21.29% for the quarter ended December 31, 1998 and the lowest was –17.39% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund because the Fund’s returns may deviate from the broad market over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (5/1/97)
Class I	28.08%	-1.07%	6.07%
Class II†	28.31%	-0.89%	6.33%
Class III†	28.38%	-0.82%	6.41%
S&P 500® Index^	28.67%	-0.57%	6.60%

† Class II and III shares commenced operations May 1, 2000. Performance for Class II and Class III shares of the Fund is based on Class I shares adjusted to reflect Class II and Class III expenses.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  16  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	Class I	Class II		Class III
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.10%	.10%		.10%
Other Expenses	.34%	.23%	*	.09%	*
Total Annual Fund Operating Expenses(1)	.44%	.33%		.19%

Expense Reimbursement	—	(.05%	)	(.05%	)
Net Fund Expenses(1)(2)	.44%	.28%		.14%

*	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .05% of the average daily net asset values through April 30, 2005 . Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II or Class III shares.

(1)	For Classes I, II and III, the expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$45	$141	$246	$555
Class II	$29	$101	$180	$413
Class III	$14	$56	$102	$238

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  17  –

MML Enhanced Index Core Equity Fund

Investment Objective

The Fund’s investment objective is to outperform the total return performance of its benchmark index, the S&P 500 Index, while maintaining risk characteristics similar to those of the benchmark.

Principal Investment Strategies and Risks

Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its assets in common stocks of companies included in the Fund’s benchmark index. The Sub-Adviser to the Fund, David L. Babson & Company Inc., believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

The Sub-Adviser uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that the Sub-Adviser believes will outperform or underperform the index. The Sub-Adviser identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Sub-Adviser constructs a broadly diversified portfolio (the Fund will generally hold approximately 90% of the securities in the index) by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting is used by the Sub-Adviser in constructing the Fund’s portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Growth Company Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 14.78% for the quarter ended June 30, 2003 and the lowest was -17.12% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/2/01)
MML Enhanced Index Core Equity Fund	27.19%	-	2.91%
S&P 500® Index^	28.67%	-	3.21%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  18  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Enhanced Index Core Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Other Expenses	.25%
Total Annual Fund Operating Expenses(1)	.80%

Expense Reimbursement	(.14%	)*
Net Fund Expenses(1)(2)	.66%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Enhanced Index Core Equity Fund	$67	$241	$430	$977

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  19  –

MML Growth Equity Fund

Investment Objective

This Fund seeks long-term growth of capital and future income.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Massachusetts Financial Services Company (“MFS”), believes offer prospects for long-term growth.

The Sub-Adviser uses a bottom-up investment style, which means that securities are selected based upon a fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and the Sub-Adviser’s large group of equity research analysts.

The Fund may invest up to 35% of its net assets in foreign securities. The Fund may have exposure to foreign currencies through its foreign investments, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Growth Company Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 14.86% for the quarter ended December 31, 2001 and the lowest was -21.59% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/3/99)
MML Growth Equity Fund	23.02%	-4.47%
S&P 500® Index^	28.67%	-2.43%

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  20  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Growth Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Other Expenses	.48%
Total Annual Fund Operating Expenses(1)	1.28%

Expense Reimbursement	(.37%	)*
Net Fund Expenses(1)(2)	.91%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Growth Equity Fund	$93	$369	$667	$1,513

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MFS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by MFS for accounts with investment objectives similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 28.30% for the quarter ended December 31, 1999 and the lowest was -22.38% for the quarter ended September 30, 2001.

MFS Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares MFS’ investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years		Ten Years
MFS Composite*	23.71%	-	3.19%	10.04%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* MFS Similar Account Performance is a composite of all portfolios managed by MFS with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. MFS’ composite includes performance of the Fund since its inception May 3, 1999, and performance of the Massachusetts Investors Growth Stock Fund, which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MML Growth Equity Fund. Historical performance should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  21  –

MML OTC 100 Fund

Investment Objective

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing at least 80% of its assets in the securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market. The NASDAQ 100 Index® is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The NASDAQ 100 Index® does not incur expenses and cannot be purchased directly by investors.

The Fund generally purchases securities in proportions that match their index weights. This is the primary strategy used by the Fund to achieve a capitalization-weighted total rate of return. Each company’s shares contribute to the Fund’s overall return in the same proportion as the value of the Company’s shares contributes to the NASDAQ 100 Index®. However, the Fund’s Sub-Adviser, Northern Trust Investments, N.A., uses a process known as “optimization”, which is a statistical sampling technique. (See discussion of “Optimization” on page 63). Therefore, the Fund may not hold every stock in the Index. The Sub-Adviser believes that this approach allows the Fund to run an efficient and effective strategy to maximize the Fund’s liquidity while minimizing transaction costs. The Fund may also invest in other instruments whose performance is expected to correspond to the Index. The Fund may also use derivatives such as index futures and options, as described in “Additional Investment Policies and Risk Considerations.” The Sub-Adviser believes that these investments help the Fund approach the returns of a fully invested portfolio, while keeping cash on hand for liquidity purposes.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund’s net asset value and its total return.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Leveraging Risk, Smaller Company Risk, Growth Company Risk and Tracking Error Risk.

These Risks are described beginning on page 32.

–  22  –

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 34.88% for the quarter ended December 31, 2001 and the lowest was -36.36% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/1/00)
MML OTC 100 Fund	48.62%	-	23.25%
NASDAQ 100 Index®^	49.12%	-	22.70%

^ NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML OTC 100 Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.45%
Other Expenses	.77%
Total Annual Fund Operating Expenses(1)	1.22%

Expense Reimbursement	(.66%	)*
Net Fund Expenses(1)(2)	.56%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML OTC 100 Fund	$57	$322	$607	$1,419

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  23  –

MML Small Cap Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks, and other securities such as warrants and stock rights, whose value is based on stock prices.

Normally, the Fund invests at least 80% of its assets in publicly traded stocks of companies with market capitalizations, at the time of purchase, in the range of companies in the Russell 2000 Index, the Fund’s benchmark. As of March 31, 2004, the Russell 2000 Index was comprised of companies with market capitalizations ranging between $15.8 million and $2.8 billion. The range of capitalizations of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Fund’s Sub-Adviser, David L. Babson & Company Inc., will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Currency Risk, Foreign Investment Risk, Leveraging Risk and Smaller Company Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 17.19% for the quarter ended June 30, 1999 and the lowest was -16.57% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (6/1/98)
MML Small Cap Equity Fund	31.29%	6.11%	2.48%
Russell 2000 Index^	47.26%	7.13%	5.00%

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  24  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

MML Small Cap Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Other Expenses	.08%
Total Annual Fund Operating Expenses(1)(2)	.73%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.
(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Cap Equity Fund	$75	$233	$406	$906

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

–  25  –

MML Small Company Opportunities Fund

Investment Objective

The Fund’s investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser, David L. Babson & Company Inc. (“Babson”), to be realistically valued.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its assets in common stocks of smaller companies (companies whose market capitalizations, at the time of purchase by the Fund, are within the range of capitalization of companies in the Russell 2000 Index). Within that universe, the Fund will invest primarily in equity securities of micro capitalization companies. Micro capitalization companies are those with capitalizations, at the time of initial purchase, of no more than 50% of the weighted average market capitalization of the Russell 2000 Index, measured as of the last time the Index was rebalanced, which is generally June 30 of each year. (This 50% figure was approximately $335 million as of June 30, 2003.) The Fund may also invest, to a lesser extent, in companies with market capitalizations in excess of 50% of the weighted average market capitalization of the Russell 2000 Index. The Sub-Adviser will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

The Sub-Adviser believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. The Sub-Adviser will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund’s investment process emphasizes fundamental analysis, the Sub-Adviser first uses computer screening and industry sources to narrow the Fund’s investment universe. The Sub-Adviser screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. The Sub-Adviser then makes decisions using fundamental analysis on stocks that come through its initial screens, typically emphasizing an issuer’s historic financial performance, balance sheet strength, management capability, profitability and competitive position.

Specifically, the Sub-Adviser typically looks for the following characteristics:

•	Sustainable competitive advantage
•	Strong management
•	Long product cycles
•	Pricing flexibility
•	Small size as a competitive advantage
•	High sustained return on investment
•	Above-average earnings per share growth
•	Attractive valuation

Out of this analysis, the Sub-Adviser selects what it believes to be the best companies for the Fund’s portfolio.

The Fund may purchase stocks in initial public offerings (“IPOs”) and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund’s market capitalization range stated above. The Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

The Principal Risks of investing in the Fund are Market Risk, Smaller Company Risk, Growth Company Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk and Non-Diversification Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 21.56% for the quarter ended June 30, 2003 and the lowest was –16.78% for the quarter ended September 30, 2002.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/1/01)
MML Small Company Opportunities Fund	42.25%	15.26%
Russell 2000 Index^	47.26%	6.75%

^ Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  26  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Small Company Opportunities Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.05%
Other Expenses	.13%
Total Annual Fund Operating Expenses(1)	1.18%

Expense Reimbursement	(.02%	)*
Net Fund Expenses(1)(2)	1.16%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Company Opportunities Fund	$118	$373	$647	$1,430

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

Babson Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by Babson for accounts with investment objectives similar to that of the Fund. The Babson composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 22.26% for the quarter ended June 30, 1999 and the lowest was -21.43% for the quarter ended September 30, 1998.

Babson Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares Babson investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The Babson composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (5/94)
Babson Accounts	42.60%	20.37%	24.76%
Russell 2000 Index^	47.26%	7.13%	10.05%

* Performance shown is a composite of all portfolios managed by Babson with substantially similar investment objectives, policies, investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. The composite performance does not represent the historical performance of the MML Small Company Opportunities Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  27  –

MML Small Cap Growth Equity Fund

Investment Objective

This Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth. The Fund may maintain cash reserves for liquidity and defensive purposes. Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index — as of March 31, 2004, between $15.8 million and $3.1 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease. MassMutual has retained two Sub-Advisers to manage the Fund, each being responsible to manage a portion of the assets of the Fund. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

Wellington Management Company, LLP (“Wellington Management”) employs two investment approaches: one used by Kenneth Abrams and one used by Steven Angeli.

Wellington Management’s investment approach used by Mr. Abrams emphasizes its own proprietary fundamental research and bottom-up stock selection to identify what it believes to be the best small-capitalization companies. These companies generally share several common characteristics: financial strength; top market share; significant insider ownership; a high level of focus on core businesses; favorable industry dynamics; and significant potential appreciation over a three year time horizon.

Wellington Management’s investment approach used by Mr. Angeli employs its own proprietary fundamental research and bottom-up stock selection to identify small-capitalization growth companies with significant appreciation potential. This approach looks at both the life-cycle of a company and its fundamental characteristics. Companies whose stocks are purchased for the Fund generally share several common characteristics: sustainable revenue growth; superior market position; positive financial trends; and high quality management.

Both of the investment approaches employed by Wellington Management will generally sell companies from the Fund when: target prices are reached; detailed evaluation suggests that future upside potential is limited; company fundamentals are no longer attractive; superior purchase candidates are identified; or market capitalization ceilings are exceeded.

Waddell & Reed Investment Management Company (“Waddell & Reed”) uses a bottom-up process, generally emphasizing long-term growth potential and superior financial characteristics, such as: annual revenue and earnings growth rate of 25%+, pre-tax margins of 20%+, and debt-free capital structure.

Generally, companies also are considered which are strong niche players with a defensible market position, have active involvement of the founder-entrepreneur, and demonstrate commitment to their employees, customers, suppliers and shareholders.

Waddell & Reed typically buys companies with an anticipated three-year holding period, and therefore expects the portion of the Fund’s portfolio that is managed by Waddell & Reed to have lower than 50% annual turnover.

The Principal Risks of investing in the Fund are Market Risk, Smaller Company Risk, Credit Risk, Growth Company Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 26.95% for the quarter ended December 31, 2001 and the lowest was -28.17% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/3/99)
MML Small Cap Growth Equity Fund	48.54%	6.98%
Russell 2000 Index^	47.26%	6.97%

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  28  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Small Cap Growth Equity Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.07%
Other Expenses	.18%
Total Annual Fund Operating Expenses(1)	1.25%

Expense Reimbursement	(.07%	)*
Net Fund Expenses(1)(2)	1.18%

*	MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Small Cap Growth Equity Fund	$120	$390	$680	$1,505

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

Wellington Management and Waddell & Reed Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by each Sub-Adviser for its similar accounts. The returns shown have been adjusted to reflect the fees and expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	Highest Quarter	Lowest Quarter
Wellington Management Composite (for Kenneth Abrams’ approach)	35.15% Q4 1999	-22.21% Q3 2001
Wellington Management Composite (for Steven Angeli’s approach)	42.21% Q4 1999	-24.18% Q3 2001
Waddell & Reed Composite	44.08% Q4 1999	-22.25% Q3 2001

Wellington Management and Waddell & Reed Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares each Sub-Adviser’s investment results for its similar accounts to that of an index measuring the broad market over different time periods. The returns shown have been adjusted to reflect the fees and expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years	Since Inception (3/94)	Since Inception (1/98)
Wellington Management Composite (for Kenneth Abrams’ approach)	56.00%	17.92%	N/A	15.02%	N/A
Wellington Management Composite (for Steven Angeli’s approach)	56.46%	6.54%	N/A	N/A	10.27%
Waddell & Reed Composite	38.73%	12.81%	20.03%	N/A	N/A
Russell 2000 Index^	47.26%	7.13%	9.47%	9.34%	5.45%

* Each Sub-Adviser’s Similar Account performance is a composite of all separately managed institutional accounts managed by that Sub-Adviser with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions. Each Sub-Adviser’s Similar Account performance has been adjusted to reflect the fees and expenses of the Fund. Wellington Management replaced J.P. Morgan Investment Management Inc. as a co-sub-adviser of the Fund on December 3, 2001. Each Sub-Adviser’s Similar Account performance does not represent the historical performance of the MML Small Cap Growth Equity Fund. Historical performance should not be interpreted as being indicative of future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

–  29  –

MML Emerging Growth Fund

Investment Objective

This Fund seeks capital appreciation.

Principal Investment Strategies and Risks

This Fund seeks to achieve its objective by investing primarily in smaller, rapidly growing emerging companies. The Fund will generally invest in industry segments experiencing rapid growth, and will likely have a portion of its assets in technology and technology-related stocks. The Fund will normally invest at least 80% of its assets in equity securities (primarily common stocks) of these emerging growth companies. The Fund may invest in both domestic and foreign securities. Although the Fund may invest in companies of any size, under current market conditions, it is expected that a substantial portion of the Fund’s investments will be in companies with market capitalizations of $1.5 billion or less.

RS Investment Management L.P. (“RS”), the Fund’s Sub-Adviser, typically considers companies that:

•	have distinct proprietary advantages;

•	are gaining market share;

•	have superior margins or experience superior profitability; and

•	have strong management teams.

A security may be sold when its price hits RS’ target. A security may also be sold if the company’s growth rate deteriorates or its performance disappoints, if its price appears overvalued, or if there has been an unfavorable change in the issuer’s management. The Fund may also sell a security if institutional ownership increases substantially.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Smaller Company Risk, Leveraging Risk, Growth Company Risk, Currency Risk and Emerging Markets Risk.

These Risks are described beginning on page 32.

Annual Performance

The bar chart shows the risks of investing in the Fund because the returns vary from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 30.02% for the quarter ended December 31, 2001 and the lowest was -30.65% for the quarter ended September 30, 2001.

Average Annual Total Returns

(for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Since Inception (5/1/00)
MML Emerging Growth Fund	45.76%	-16.49%
Russell 2000 Index^	47.26%	4.04%

^ The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized, U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  30  –

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Expense Information

	MML Emerging Growth Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.05%
Other Expenses	1.23%
Total Annual Fund Operating Expenses(1)	2.28%

Expense Reimbursement	(1.12%	)*
Net Fund Expenses(1)(2)	1.16%

*	MassMutual has agreed to bear the expense (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2003.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. If separate account or contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MML Emerging Growth Fund	$118	$605	$1,118	$2,529

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

RS Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by RS for accounts with investment objectives similar to that of the Fund. The RS composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 74.68% for the quarter ended December 31, 1999 and the lowest was -31.00% for the quarter ended September 30, 2001.

RS Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares RS investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The RS composite returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
RS Composite	47.72%	6.28%	12.93%
Russell 2000 Index^	47.26%	7.13%	9.47%

* Performance shown is the composite of all portfolios managed by RS Investment Management with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund. RS’ composite includes the performance of the RS Emerging Growth Fund, which is registered under the Investment Company Act of 1940. The composite performance does not represent the historical performance of the MML Emerging Growth Fund and should not be interpreted as being indicative of future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.

^ Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

–  31  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values, but those factors that may have an important or significant affect on a particular Fund’s portfolio are called “Principal Risks.” These Principal Risks are summarized in this section. The chart at the end of this section displays similar information by comparing all the Funds. All Funds could be subject to additional Principal Risks because the types of investments made by each Fund can change over time. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You could make money in these Funds, but you also have the potential to lose money.

•	Market Risk – Money Market/Bond Funds. All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund and MML Blend Fund’s Bond and Money Market Segments are subject to market risk because they invest some or all of their assets in debt securities such as bonds, notes and asset-backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, your investment in these Funds is likely to be worth less because their debt securities are likely to be worth less.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. Even the highest quality debt securities are subject to interest rate risk which is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds. In the case of stocks and other equity securities, market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the securities’ issuer, changing interest rates and real or perceived economic and competitive industry conditions.

MML Equity Fund, the Equity Segment of MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund and MML Small Cap Growth Equity Fund maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for MML Managed Bond Fund and the Bond Segment of MML Blend Fund to the extent they invest in below investment-grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” have speculative elements or are predominantly speculative credit risks. MML Inflation-Protected Bond Fund, MML Managed Bond Fund and the Bond Segment of MML Blend Fund invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the Funds, their investments and the related risks.

–  32  –

debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. All Funds, other than the MML Equity Index Fund and the MML OTC 100 Fund, are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, that is, by buying and selling securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee they will produce the desired result.

•	Tracking Error Risk. There are several reasons that the MML Equity Index Fund’s or the MML OTC 100 Fund’s performance may not track the relevant Index exactly. Unlike the Index, each Fund incurs administrative expenses and transaction costs in trading stocks. The composition of the Index and the stocks held by the Fund may occasionally diverge. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

• Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. MML Inflation-Protected Bond Fund, MML Managed Bond Fund and the Bond Segment of MML Blend Fund may be subject to prepayment risk if they invest in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. These Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates in a falling interest rate environment.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price. Investments in derivatives, foreign securities, private placements and securities with small market capitalization and substantial market and/or credit risk tend to have greater liquidity risk. Accordingly, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund, MML Emerging Growth Fund and the Bond Segment of MML Blend Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•

Non-Diversification Risk.  Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” Fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of each single stock will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The MML Small Company Opportunities Fund, MML OTC 100 Fund and the MML Equity Index Funds are considered

–  33  –

non-diversified Funds. The MML OTC 100 Fund and the MML Equity Index Fund attempt to satisfy their investment objectives of replicating a particular index by purchasing the securities in the index without regard to how much of each security the Fund buys.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

MML Inflation-Protected Bond Fund, MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Small Cap Equity, MML Small Company Opportunities Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund are subject to foreign investment risk. Because the Standard & Poor’s 500® Index includes the stocks of some foreign issuers, MML Equity Index Fund may also invest in these foreign securities, subjecting this Fund to foreign investment risk.

These Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. When a Fund’s Sub-Adviser deems these investments consistent with the Fund’s investment objective and policies, MML Emerging Growth Fund, MML Small Company Opportunities Fund, MML Small Cap Growth Equity Fund, MML Blend Fund and MML Managed Bond Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested, and could cause a loss in value due to illiquidity.

•

Currency Risk.  MML Inflation-Protected Bond Fund, MML Managed Bond Fund, the Bond Segment of MML Blend Fund, MML Large Cap Value Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Small Cap Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund and MML Small Cap Growth Equity Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in

–  34  –

value. There is a risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

The Bond Segment of MML Blend Fund, MML Inflation-Protected Bond Fund and MML Managed Bond Fund intend to invest in foreign securities if (i) such securities are denominated in U.S. dollars, or (ii) if not denominated in U.S. dollars, these Funds will enter into a foreign currency transaction intended to hedge the currency risk associated with a particular foreign security.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities held by MML Growth Equity Fund, MML OTC 100 Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may fall to a greater extent than the overall equity markets (e.g. as represented by the S&P 500® Index) because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

–  35  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times, and the Funds may have risks that are not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diver- sification Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Leveraging Risk

MML Money Market Fund	X	X	X				X							X

MML Inflation-Protected Bond Fund	X	X	X		X	X	X		X		X			X

MML Managed Bond Fund	X	X	X		X	X	X		X	X	X			X

MML Blend Fund	X	X	X		X	X	X		X	X	X			X

MML Equity Fund	X	X	X				X		X					X

MML Large Cap Value Fund	X	X	X				X		X		X			X

MML Equity Index Fund	X	X		X			X	X	X				X	X

MML Enhanced Index Core Equity Fund	X	X	X				X		X		X		X	X

MML Growth Equity Fund	X	X	X				X		X		X		X	X

MML OTC 100 Fund	X	X		X		X	X	X				X	X	X

MML Small Cap Equity Fund	X	X	X			X	X		X		X	X		X

MML Small Company Opportunities Fund	X	X	X			X	X	X	X	X	X	X	X	X

MML Small Cap Growth Equity Fund	X	X	X			X	X		X	X	X	X	X	X

MML Emerging Growth Fund	X	X	X			X	X		X	X	X	X	X	X

–  36  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”) is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion. MassMutual uses its subsidiary, David L. Babson & Company Inc. (“Babson”), to help manage certain Funds.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. In 2003, each Fund paid MassMutual an investment management fee based on a percentage of its average daily net assets as follows: MML Money Market Fund, .48%; MML Inflation-Protected Bond Fund, .60%; MML Managed Bond Fund, .45%; MML Blend Fund, .39%; MML Equity Fund, .39%; MML Large Cap Value Fund, .80%; MML Equity Index Fund, Class I, Class II and Class III, .10%; MML Enhanced Index Core Equity Fund, .55%; MML Growth Equity Fund, .80%; MML OTC 100 Fund, .45%; MML Small Cap Equity Fund, .65%; MML Small Company Opportunities Fund, 1.05%; MML Small Cap Growth Equity Fund, 1.07% and MML Emerging Growth Fund, 1.05%.

Babson manages the investments of MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Small Company Opportunities Fund, MML Small Cap Equity Fund and a portion of MML Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 50 years and had assets under management as of December 31, 2003 of more than $82 billion.

Mary Wilson Kibbe

Principally responsible for the day-to-day management of MML Money Market Fund, MML Managed Bond Fund and the Money Market and Bond Segments of MML Blend Fund. She has managed these accounts since their inception. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for MassMutual and its insurance company subsidiaries.

Ronald Desautels

is principally responsible for the day-to-day management of the MML Inflation-Protected Bond Fund. He has managed the Fund since its inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 27 years of investment experience and has been associated with MassMutual since 1989.

William M. Awad, III

assists Ms. Kibbe in the day-to-day management of the MML Managed Bond Fund and the Bond Segment of MML Blend Fund. Mr. Awad, a Managing Director of Babson, is a Chartered Financial Analyst with more than 15 years of investment experience. Mr. Awad joined Babson in 2001, prior to which he worked as a portfolio manager at Fleet Investment Advisors.

Anthony M. Maramarco

is a portfolio manager of a portion of the MML Equity Fund. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm’s Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

Michael P. Stack

is a portfolio manager of a portion of the MML Equity Fund. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm’s Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

–  37  –

Michael Farrell

is primarily responsible for managing the portfolio of the Equity Segment of the MML Blend Fund and the MML Enhanced Index Core Equity Fund and a portion of the MML Equity Fund. He is also responsible for asset allocation for the MML Blend Fund. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992. Mr. Farrell is assisted by a team of Babson professionals.

Paul S. Szczygiel

Principally responsible for the day-to-day management of the MML Small Cap Equity Fund since December 1, 1999. Prior to assuming day-to-day responsibility for managing the Fund, Mr. Szczygiel was actively involved in assisting the previous portfolio manager. Mr. Szczygiel also currently serves as portfolio manager for several other registered and unregistered funds sponsored by Babson with investment objectives similar to that of the Fund. Mr. Szczygiel is also responsible for the day-to-day management of the MML Small Company Opportunities Fund. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Funds by a team of Babson investment professionals.

Robert K. Baumbach

assists Mr. Szczygiel in the day-to-day management of the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments.

Alliance Capital Management L.P. (“Alliance Capital”) manages a portion of the portfolio of the MML Equity Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2003, Alliance Capital managed approximately $475 billion in assets.

Marilyn Goldstein Fedak

is a portfolio manager of a portion of the MML Equity Fund, which is managed on a team basis. Ms. Fedak has been an Executive Vice President and Chief Investment Officer—U.S. Value Equities of Alliance Capital Management Corporation since October 2000 and, prior to that, was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak has managed portfolio investments since 1976 and is the chairman of the U.S. Equity Investment Policy Group of Alliance Capital’s Bernstein Investment Research and Management unit (the “Bernstein Unit”).

John D. Phillips, Jr.

is a portfolio manager of a portion of the MML Equity Fund, which is managed on a team basis. Mr. Phillips, a Chartered Financial Analyst, senior portfolio manager, and member of the U.S. Equity’s Proxy Voting Committee, joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

Davis Selected Advisers, L.P. (“Davis”) manages the investments of the MML Large Cap Value Fund. As of December 31, 2003, Davis had over $46 billion in assets under management, of which approximately $43 billion was in similarly managed registered investment companies.

Christopher C. Davis

is a portfolio manager of the MML Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

–  38  –

Kenneth C. Feinberg

is a portfolio manager of the MML Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Massachusetts Financial Services Company (“MFS”) manages the investments of the MML Growth Equity Fund. MFS had approximately $140.3 billion in assets under management as of December 31, 2003. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization).

The MML Growth Equity Fund is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each a senior vice president of MFS, and Gregory Locraft, a vice president of MFS. Mr. Pesek has been a portfolio manager of the Fund since 1999, while Mr. Ali and Mr. Locraft have each been portfolio managers of the Fund since October 31, 2003. Mr. Pesek, Mr. Ali and Mr. Locraft have been employed in the MFS investment management area since 1994, 1993 and 1998, respectively.

Northern Trust Investments, N.A. (“Northern Trust”) manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. As of December 31, 2003, Northern Trust had approximately $243.6 billion of assets under management. Northern Trust is a subsidiary of The Northern Trust Company.

RS Investment Management, L.P. (“RS”) manages the investments of the MML Emerging Growth Fund. RS commenced operations in 1981 and is part of the RS Investment Management Company LLC organization. As of December 31, 2003, RS managed $7.2 billion in assets.

James L. Callinan

is primarily responsible for the day-to-day management of the MML Emerging Growth Fund. Since June 1996 as an officer of RS Investment Management, Inc., Mr. Callinan has been primarily responsible for the similarly managed RS Emerging Growth Fund. From 1986 until June 1996, Mr. Callinan was a portfolio manager for Putnam Investments and managed the Putnam OTC Emerging Growth Fund. Mr. Callinan is also a Chartered Financial Analyst.

Waddell & Reed Investment Management Company (“Waddell & Reed”) manages a portion of the portfolio of the MML Small Cap Growth Equity Fund. As of December 31, 2003, Waddell & Reed had more than $31 billion in assets under management.

Mark Seferovich

Responsible, along with Mr. Sarris, for the day-to-day management of a portion of the MML Small Cap Growth Equity Fund. Mr. Seferovich, a Chartered Financial Analyst, is a senior vice president of Waddell & Reed and the lead portfolio manager of its small cap style. He joined Waddell & Reed in February 1989 as manager of small capitalization growth equity funds. From 1982 to 1988 he was a portfolio manager for Security Management Company and prior to that was security analyst/portfolio manager with Reimer & Koger Associates.

Kenneth G. McQuade

A vice president and assistant portfolio manager for Waddell & Reed, Mr. McQuade, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the MML Small Cap Growth Equity Fund. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. McQuade worked as an associate healthcare investment analyst at A.G. Edwards & Sons.

Wellington Management Company, LLP (“Wellington Management”) manages a portion of the portfolio of the MML Small Cap Growth Equity Fund. Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles, managing approximately $394 billion as of December 31, 2003.

–  39  –

Kenneth L. Abrams

is a portfolio manager of a portion of the MML Small Cap Growth Equity Fund. Mr. Abrams is a Senior Vice President and Partner of Wellington Management and has been with Wellington Management for over 16 years.

Steven C. Angeli

is a portfolio manager of a portion of the MML Small Cap Growth Equity Fund. Mr. Angeli, a Chartered Financial Analyst, is a Senior Vice President and Partner of Wellington Management and has been with Wellington Management for over nine years.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change Sub-Advisers or hire new Sub-Advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it would allow MassMutual to remove and replace a Sub-Adviser in a quick, efficient and cost effective fashion when its performance is inadequate or the Sub-Adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

–  40  –

About the Shares – Multiple Class Information for MML Equity Index Fund

Except for the MML Equity Index Fund, each of the Funds offers one class of shares. The MML Equity Index Fund has three classes of shares: Class I, Class II and Class III. Class I is a redesignation of the shares of the Fund existing prior to May 1, 2000. From and after May 1, 2000, Class I shares are available only in connection with variable annuity contracts issued by MassMutual or its life insurance affiliates. Class II shares are available only in connection with certain variable life insurance policies issued by MassMutual or its life insurance affiliates. Class III shares are available only in connection with certain privately offered variable life insurance policies. Separate investment accounts which owned shares of the Fund prior to May 1, 2000 have the right to exchange their shares, if appropriate, for Class II shares.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative, shareholder and distribution services but that are not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the MML Equity Index Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 plan, if any, will bear the expense of the payments that would be made pursuant to that 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 plan (Presently, there are no 12b-1 plans); and (e) each Class will have different exchange privileges.

Each Class of the MML Equity Index Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices.

–  41  –

Investing In The Funds

Buying and Redeeming Shares

MML Series Investment Fund (the “Trust”) provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the Funds are not offered to the general public.

The shares of each Fund are sold at their net asset value (“NAV”) as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is received and accepted by the Funds or MassMutual. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the Funds or MassMutual. You will usually receive payment for your shares within seven days after your written redemption request is received and accepted. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Limits on Frequent Trading and Market-Timing Activity

Frequent trades or market timing involving the Funds can disrupt management of a Fund and raise its expenses. The Funds may therefore limit, restrict or refuse transfers, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of transfers occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in frequent trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The terms of your variable life and variable annuity contracts may also restrict your ability to trade between the investment options available under your contract.

Determining Net Asset Value

The Funds generally value portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds’ Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

–  42  –

Taxation and Distributions

The declaration and distribution policies specific to each Fund are outlined below.

•	MML Equity, MML Equity Index, MML Enhanced Index Core Equity, MML Small Cap Equity, MML Large Cap Value, MML Growth Equity, MML OTC 100, MML Emerging Growth, MML Small Company Opportunities and MML Small Cap Growth Equity Funds. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

•	MML Inflation-Protected Bond, MML Managed Bond and MML Blend Funds. Dividends from net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at the option of the shareholder. Shares are valued at net asset value on the first business day after the record date for the distribution.

•	MML Money Market Fund. The net income of MML Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of MML Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If MML Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life contracts.

–  43  –

Investment Performance

From time to time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds’ operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

MML Money Market Fund may advertise its yield and its effective yield. The yield of MML Money Market Fund refers to the income generated by the Fund over a seven-day period (the specific period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may also quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

For more information about the investment performance of the Funds, see the Statement of Additional Information.

Sub-Adviser Performance

MFS.  Performance data shown for MFS is based on a composite of all substantially similar portfolios managed by MFS, the Sub-Adviser to the MML Growth Equity Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including Massachusetts Investors Growth Stock Fund, and some are private accounts. MFS’ composite also includes the returns for the MML Growth Equity Fund since its inception date of May 3, 1999 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Wellington Management and Waddell & Reed.  Wellington Management and Waddell & Reed each manage a portion of the MML Small Cap Growth Equity Fund. The Wellington Management performance information shown is based on the historical performance of all discretionary investment management accounts under the management of Wellington Management with substantially the same investment objective and policies as the Fund that are managed in accordance with essentially the same investment strategies and techniques as those used by Kenneth Abrams and Steven Angeli, respectively, for the portion of the Fund managed by Wellington Management, adjusted to reflect the fees and expenses of the Fund. Some of these accounts are mutual funds registered with the SEC and some are private accounts. The Wellington Management composite for Mr. Abrams’ approach also includes the returns for the portion of the MML Small Cap Growth Equity Fund managed by Wellington Management from December 3, 2001 through December 31, 2003.

From January 1, 1996, the Waddell & Reed performance information shown is based on a composite of all accounts it manages with substantially similar investment objectives, policies

–  44  –

and investment strategies as the Fund, adjusted to reflect the fees and expenses of the Fund, including that portion of the MML Small Cap Growth Equity Fund which Waddell & Reed managed from the Fund’s inception date of May 3, 1999 through December 31, 2003. For Waddell & Reed’s Small Cap Composite from January 1, 1991 through December 31, 1995, performance is based on data of Small Cap style mutual fund portfolios managed by Waddell & Reed.

Babson.  Performance data shown for Babson is based on a composite of all substantially similar portfolios managed by Babson, the Sub-Adviser to the MML Small Company Opportunities Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including DLB Small Company Opportunities Fund, and some are private accounts. The Babson composite also includes the returns for the MML Small Company Opportunities Fund from the Fund’s inception date of May 1, 2001 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

Davis.  Performance data shown for Davis is based on a composite of all substantially similar portfolios managed by Davis, the Sub-Adviser for the MML Large Cap Value Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including Davis New York Venture Fund and Selected American Shares, and some are private accounts. The Davis composite also includes the returns for the MML Large Cap Value Fund from the Fund’s inception date of May 1, 2000 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the MML Large Cap Value Fund.

RS.  Performance data shown for RS is based on a composite of all other substantially similar portfolios managed by RS, the Sub-Adviser for the MML Emerging Growth Fund, adjusted to reflect the fees and expenses of the Fund. Some of these portfolios are mutual funds registered with the SEC, including the RS Emerging Growth Fund, and some are private accounts. The RS composite also includes the return for the MML Emerging Growth Fund from the Fund’s inception date of May 1, 2000 through December 31, 2003. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the MML Emerging Growth Fund.

For all of the Sub-Advisers, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, will be subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

Composite performance for each of the Sub-Adviser’s portfolios is provided solely to illustrate that Sub-Adviser’s performance in managing portfolios with investment objectives substantially similar to the applicable Fund. Such performance is not indicative of future rates of return. Prior performance of the Sub-Advisers is no indication of future performance of any of the Funds.

–  45  –

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MML Money Market Fund

	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01		Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.01		0.01		0.04		0.06	0.05
Net realized and unrealized gain (loss) on investments	0.00	†	0.00	†	(0.00	)†	-	-

Total income from investment operations	0.01		0.01		0.04		0.06	0.05

Less distributions to shareholders:
From net investment income	(0.01)		(0.01)		(0.04)		(0.06)	(0.05)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return(a)	0.62%		1.29%		3.66%		6.03%	4.78%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$141,622		$192,252		$203,691		$182,008	$200,570
Net expenses to average daily net assets	0.52%		0.52%		0.50%		0.51%	0.50%
Net investment income to average daily net assets	0.63%		1.27%		3.67%		5.86%	4.68%

†	Net realized and unrealized gain (loss) on investments is less than $0.01 per share.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  46  –

MML Inflation-Protected Bond Fund

	Year ended 12/31/03	Period ended 12/31/02+
Net asset value, beginning of period	$10.23	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.09
Net realized and unrealized gain on investments	0.50	0.23

Total income from investment operations	0.73	0.32

Less distributions to shareholders:
From net investment income	(0.23)	(0.09)
From net realized gains	(0.01)	-

Total distributions	(0.24)	(0.09)

Net asset value, end of period	$10.72	$10.23

Total Return(a)	7.01%	3.17%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$35,436	$10,790
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%	1.57%	*
After expense waiver#	0.71%	0.71%	*
Net investment income to average daily net assets	2.53%	2.54%	*
Portfolio turnover rate	25%	0%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
+	For the period from August 30, 2002 (commencement of operations) through December 31, 2002.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period August 30, 2002 through December 31, 2002 and for the year ended December 31, 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  47  –

MML Managed Bond Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of year	$12.49	$12.27	$12.19	$11.61	$12.60

Income (loss) from investment operations:
Net investment income	0.57	0.67	0.74	0.77 *	0.75
Net realized and unrealized gain (loss) on investments	0.11	0.33	0.20	0.50	(0.98)

Total income (loss) from investment operations	0.68	1.00	0.94	1.27	(0.23)

Less distributions to shareholders:
From net investment income	(0.66)	(0.70)	(0.86)	(0.69)	(0.76)
From net realized gains	-	(0.08)	-	-	-

Total distributions	(0.66)	(0.78)	(0.86)	(0.69)	(0.76)

Net asset value, end of year	$12.51	$12.49	$12.27	$12.19	$11.61

Total Return(a)	5.59%	8.40%	7.89%	11.19%	(1.83)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$378,991	$386,227	$293,109	$232,431	$239,910
Net expenses to average daily net assets	0.46%	0.47%	0.48%	0.49%	0.50%
Net investment income to average daily net assets	4.56%	5.51%	5.98%	6.54%	6.19%
Portfolio turnover rate	77%	41%	53%	20%	41%

*	Per share amount calculated on the average share method.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.01, an increase to net realized and unrealized gains and losses per share of $0.01 and a decrease of the ratio of net investment income to average net assets from 6.11% to 5.98%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

–  48  –

MML Blend Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of year	$12.67	$14.76	$19.51	$23.51	$25.08

Income (loss) from investment operations:
Net investment income	0.34	0.39	0.47	0.76 *	0.84
Net realized and unrealized gain (loss) on investments	2.01	(2.08)	(1.69)	(0.73)	(1.13)

Total income (loss) from investment operations	2.35	(1.69)	(1.22)	0.03	(0.29)

Less distributions to shareholders:
From net investment income	(0.36)	(0.40)	(0.56)	(0.70)	(0.84)
From net realized gains	-	-	(2.97)	(3.33)	(0.44)

Total distributions	(0.36)	(0.40)	(3.53)	(4.03)	(1.28)

Net asset value, end of year	$14.66	$12.67	$14.76	$19.51	$23.51

Total Return(a)	18.71%	(11.53)%	(5.75)%	0.02%	(1.24)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,085,142	$1,048,441	$1,451,123	$1,836,095	$2,636,321
Net expenses to average daily net assets	0.42%	0.42%	0.40%	0.39%	0.38%
Net investment income to average daily net assets	2.44%	2.80%	2.85%	3.30%	3.34%
Portfolio turnover rate	101%	90%	87%	103%	21%

*	Per share amount calculated using the average shares method.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discounts on debt securities. The effect of this charge for the year ended December 31, 2001 was a decrease to net investment income per share of $0.003, an increase to net realized and unrealized gains and losses of $0.003 and a decrease of the ratio of net investment income to average net assets from 2.87% to 2.85%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this presentation.

–  49  –

MML Equity Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of year	$16.60	$21.28	$34.30	$36.56	$39.20

Income (loss) from investment operations:
Net investment income	0.33	0.27	0.35	0.53 *	0.71
Net realized and unrealized gain (loss) on investments	4.22	(4.41)	(5.23)	0.53	(2.21)

Total income (loss) from investment operations	4.55	(4.14)	(4.88)	1.06	(1.50)

Less distributions to shareholders:
From net investment income	(0.33)	(0.27)	(0.62)	(0.30)	(0.71)
From net realized gains	-	(0.27)	(7.52)	(3.02)	(0.43)

Total distributions	(0.33)	(0.54)	(8.14)	(3.32)	(1.14)

Net asset value, end of year	$20.82	$16.60	$21.28	$34.30	$36.56

Total Return(a)	27.49%	(19.55)%	(14.72)%	2.86%	(3.82)%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,338,438	$1,155,240	$1,667,665	$2,180,741	$2,748,155
Net expenses to average daily net assets	0.41%	0.42%	0.40%	0.40%	0.37%
Net investment income to average daily net assets	1.77%	1.33%	1.22%	1.47%	1.78%
Portfolio turnover rate	61%	67%	101%	69%	16%

*	Per share amount calculated on the average shares method.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  50  –

MML Large Cap Value Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00+
Net asset value, beginning of period	$7.26	$8.73	$9.86	$10.00

Income (loss) from investment operations:
Net investment income	0.06	0.05	0.03	0.05	***
Net realized and unrealized gain (loss) on investments	2.09	(1.47)	(1.13)	(0.15)

Total income (loss) from investment operations	2.15	(1.42)	(1.10)	(0.10)

Less distributions to shareholders:
From net investment income	(0.06)	(0.05)	(0.03)	(0.04)
Tax return of capital	-	(0.00)†	-	-

Total distributions	(0.06)	(0.05)	(0.03)	(0.04)

Net asset value, end of period	$9.35	$7.26	$8.73	$9.86

Total Return(a)	29.60%	(16.23)%	(11.16)%	(1.05)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’ s)	$57,275	$33,919	$36,171	$18,052
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.92%	0.87%	1.07%	*
After expense waiver#	0.90% (b)	0.90% (b)	0.87%	0.91%	*
Net investment income to average daily net assets	0.79%	0.61%	0.48%	0.78%	*
Portfolio turnover rate	7%	32%	19%	14%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Tax return of capital is less than $0.01 per share.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and for the years ended December 31, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  51  –

MML Equity Index Fund

	Class I
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$10.83	$14.14	$16.27	$18.13	$15.26

Income (loss) from investment operations:
Net investment income	0.16 ***	0.14 ***	0.14 ***	0.16 ***	0.09
Net realized and unrealized gain (loss) on investments	2.88	(3.31)	(2.14)	(1.88)	3.01

Total income (loss) from investment operations	3.04	(3.17)	(2.00)	(1.72)	3.10

Less distributions to shareholders:
From net investment income	(0.16)	(0.14)	(0.07)	(0.14)	(0.09)
From net realized gains	-	-	(0.06)	-	(0.14)

Total distributions	(0.16)	(0.14)	(0.13)	(0.14)	(0.23)

Net asset value, end of period	$13.71	$10.83	$14.14	$16.27	$18.13

Total Return(a)	28.08%	(22.46)%	(12.32)%	(9.53)%	20.32%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$78,597	$58,454	$81,535	$82,798	$95,049
Ratio of expenses to average daily net assets:
Before expense waiver	0.44%	0.44%	0.45%	0.45%	0.50%
After expense waiver#	N/A	N/A	N/A	0.45%	N/A
Net investment income to average daily net assets	1.37%	1.16%	0.92%	0.89%	0.92%
Portfolio turnover rate	5%	6%	5%	3%	3%

	Class II
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$10.82	$14.13	$16.26	$17.96

Income (loss) from investment operations:
Net investment income	0.19 ***	0.17 ***	0.16 ***	0.13	***
Net realized and unrealized gain (loss) on investments	2.87	(3.32)	(2.14)	(1.68)

Total income (loss) from investment operations	3.06	(3.15)	(1.98)	(1.55)

Less distributions to shareholders:
From net investment income	(0.18)	(0.16)	(0.09)	(0.15)
From net realized gains	-	-	(0.06)	-

Total distributions	(0.18)	(0.16)	(0.15)	(0.15)

Net asset value, end of period	$13.70	$10.82	$14.13	$16.26

Total Return(a)	28.31%	(22.29)%	(12.18)%	(8.63)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$188,869	$125,942	$74,636	$56,998
Ratio of expenses to average daily net assets:
Before expense waiver	0.33%	0.33%	0.34%	0.34%	*
After expense waiver##	0.25%	0.26%	0.29%	0.29%	*
Net investment income to average daily net assets	1.56%	1.37%	1.08%	1.10%	*
Portfolio turnover rate	5%	6%	5%	3%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2000.
##	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the years ended December 31, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  52  –

MML Equity Index Fund

	Class III
	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$10.80	$14.10	$16.27	$17.96

Income (loss) from investment operations:
Net investment income	0.20 ***	0.18 ***	0.19 ***	0.15	***
Net realized and unrealized gain (loss) on investments	2.86	(3.31)	(2.19)	(1.67)

Total income (loss) from investment operations	3.06	(3.13)	(2.00)	(1.52)
Less distributions to shareholders:
From net investment income	(0.19)	(0.17)	(0.11)	(0.17)
From net realized gains	-	-	(0.06)	-

Total distributions	(0.19)	(0.17)	(0.17)	(0.17)

Net asset value, end of period	$13.67	$10.80	$14.10	$16.27

Total Return(a)	28.38%	(22.18)%	(12.30)%	(8.50)%	**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$137,646	$115,070	$154,588	$34,111
Ratio of expenses to average daily net assets:
Before expense waiver	0.19%	0.19%	0.20%	0.20%	*
After expense waiver##	0.14%	0.14%	0.15%	0.15%	*
Net investment income to average daily net assets	1.67%	1.46%	1.32%	1.25%	*
Portfolio turnover rate	5%	6%	5%	3%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
##	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the years ended December 31, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  53  –

MML Enhanced Index Core Equity Fund

	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of period	$7.13	$9.21	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.07	0.06	***
Net realized and unrealized gain (loss) on investments	1.86	(2.08)	(0.80)

Total income (loss) from investment operations	1.94	(2.01)	(0.74)

Less distributions to shareholders:
From net investment income	(0.08)	(0.07)	(0.05)

Net asset value, end of period	$8.99	$7.13	$9.21

Total Return(a)	27.19%	(21.80)%	(7.08)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$16,083	$9,666	$10,560
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.95%	0.76%	*
After expense waiver#	0.66%	0.66%	0.66%	*
Net investment income to average daily net assets	1.14%	0.96%	0.93%	*
Portfolio turnover rate	78%	82%	59%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  54  –

MML Growth Equity Fund

	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$5.48		$7.59	$10.15	$13.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	†	(0.01)	(0.00)†	(0.01)	(0.00	)†
Net realized and unrealized gain (loss) on investments	1.26		(2.10)	(2.56)	(0.77)	3.01

Total income (loss) from investment operations	1.26		(2.11)	(2.56)	(0.78)	3.01

Less distributions to shareholders:
From net investment income	(0.00	)††	-	(0.00)††	(0.00)††	-
Tax return of capital	-		-	-	(0.00)††	-
From net realized gains	-		-	-	(2.08)	-

Total distributions	(0.00)		-	(0.00)	(2.08)	-

Net asset value, end of period	$6.74		$5.48	$7.59	$10.15	$13.01

Total Return(a)	23.02%		(27.80)%	(25.20)%	(6.54)%	30.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,460		$16,568	$44,745	$53,081	$39,487
Ratio of expenses to average daily net assets:
Before expense waiver	1.28%		1.08%	0.99%	1.08%	0.77%	**
After expense waiver#	0.86%	(b)	0.89% (b)	0.91%	0.91%	0.61%	**
Net investment income (loss) to average daily net assets	0.02%		(0.10)%	(0.06)%	(0.10)%	(0.04)%	**
Portfolio turnover rate	271%		219%	292%	271%	106%	**

**	Percentage represents results for the period and are not annualized.
†	Net investment income (loss) is less than $0.01 per share.
††	Distributions from net investment income and tax return of capital are less than $0.01 per share.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999 and the years ending December 31, 2000, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The related commissions are used to reduce operating expenses of the Fund.

–  55  –

MML OTC 100 Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01		Period ended 12/31/00+
Net asset value, beginning of period	$2.53	$4.06	$6.07		$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.02)	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	1.24	(1.51)	(1.99)		(3.87)

Total income (loss) from investment operations	1.23	(1.53)	(2.01)		(3.89)

Less distributions to shareholders:
From net realized gains	-	-	(0.00	)†	(0.04)

Net asset value, end of period	$3.76	$2.53	$4.06		$6.07

Total Return(a)	48.62%	(37.68)%	(33.11)%		(38.90)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$12,274	$4,096	$10,749		$8,032
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%	1.08%	0.71%		0.88%	*
After expense waiver#	0.56%	0.56%	0.56%		0.56%	*
Net investment loss to average daily net assets	(0.31)%	(0.45)%	(0.40)%		(0.36)%	*
Portfolio turnover rate	48%	64%	67%		51%

*	Annualized.
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Distributions from net realized gains is less than $0.01 per share.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the years ended December 31, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  56  –

MML Small Cap Equity Fund

	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00	Year ended 12/31/99
Net asset value, beginning of period	$8.50		$9.67	$9.40	$8.34	$8.49

Income (loss) from investment operations:
Net investment income	0.02		0.02	0.05	0.08	0.07
Net realized and unrealized gain (loss) on investments	2.64		(1.17)	0.27	1.06	(0.15)

Total income (loss) from investment operations	2.66		(1.15)	0.32	1.14	(0.08)

Less distributions to shareholders:
From net investment income	(0.02)		(0.02)	(0.05)	(0.08)	(0.07)

Net asset value, end of period	$11.14		$8.50	$9.67	$9.40	$8.34

Total Return(a)	31.29%		(11.84)%	3.36%	13.63%	(1.04)%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$85,904		$61,508	$57,096	$42,661	$20,137
Ratio of expenses to average daily net assets:
Before expense waiver	0.73%		0.77%	0.69%	0.80%	1.07%
After expense waiver#	0.73%	(b)	0.76% (b)	N/A	0.76%	0.75%
Net investment income to average daily net assets	0.20%		0.25%	0.59%	1.12%	1.13%
Portfolio turnover rate	43%		44%	97%	65%	41%

#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund, for the years ended December 31, 1999, 2000 and 2002.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  57  –

MML Small Company Opportunities Fund

	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01+
Net asset value, beginning of period	$10.13	$10.84	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)	0.00	†
Net realized and unrealized gain (loss) on investments	4.32	(0.66)	0.97

Total income (loss) from investment operations	4.28	(0.69)	0.97

Less distributions to shareholders:
From net investment income	-	-	(0.00	)††
From net realized gains	(0.62)	(0.02)	(0.13)

Total distributions	(0.62)	(0.02)	(0.13)

Net asset value, end of period	$13.79	$10.13	$10.84

Total Return(a)	42.25%	(6.34)%	9.69%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$43,172	$23,203	$13,830
Ratio of expenses to average daily net assets:
Before expense waiver	1.18%	1.29%	1.34%	*
After expense waiver#	1.16%	1.16%	1.16%	*
Net investment income (loss) to average daily net assets	(0.38)%	(0.41)%	0.04%	*
Portfolio turnover rate	57%	43%	50%	**

*	Annualized.
**	Percentage represents results for the period and are not annualized.
†	Net investment income is less than $0.01 per share.
††	Distributions from net investment income is less than $0.01 per share.
+	For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  58  –

MML Small Cap Growth Equity Fund

	Year ended 12/31/03		Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$7.85		$10.60	$12.20	$16.15		$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)		(0.09)	(0.06)	(0.01	)***	(0.01)
Net realized and unrealized gain (loss) on investments	3.88		(2.66)	(1.49)	(2.09)		6.58

Total income (loss) from investment operations	3.81		(2.75)	(1.55)	(2.10)		6.57

Less distributions to shareholders:
From net realized gains	-		-	(0.05)	(1.85)		(0.42)

Net asset value, end of period	$11.66		$7.85	$10.60	$12.20		$16.15

Total Return(a)	48.54%		(25.94)%	(12.71)%	(13.87)%		65.68%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$47,687		$26,784	$48,983	$70,380		$47,877
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.24%	1.15%	1.25%		0.96%	**
After expense waiver#	1.16%	(b)	1.16% (b)	N/A	1.18%		0.79%	**
Net investment loss to average daily net assets	(0.79)%		(0.84)%	(0.46)%	(0.04)%		(0.07)%	**
Portfolio turnover rate	59%		53%	104%	95%		75%	**

**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 3, 1999 through December 31, 1999 and the years ended December 31, 2000, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

–  59  –

MML Emerging Growth Fund

	Year ended 12/31/03	Year ended 12/31/02		Year ended 12/31/01	Period ended 12/31/00+
Net asset value, beginning of period	$3.54	$6.15		$7.34	$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05	)***	(0.04)	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.66	(2.56)		(1.15)	(2.62)

Total income (loss) from investment operations	1.62	(2.61)		(1.19)	(2.66)

Net asset value, end of period	$5.16	$3.54		$6.15	$7.34

Total Return(a)	45.76%	(42.44)%		(16.33)%	(26.50)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,064	$4,333		$12,184	$11,095
Ratio of expenses to average daily net assets:
Before expense waiver	2.28%	1.76%		1.37%	1.56%	*
After expense waiver#	1.16%	1.16%		1.16%	1.16%	*
Net investment loss to average daily net assets	(1.09)%	(1.09)%		(0.81)%	(0.63)%	*
Portfolio turnover rate	195%	190%		139%	119%	**

*	Annualized.
**	Percentage represents results from the period and are not annualized.
***	Per share amount calculated on the average shares method.
+	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the years ended December 31, 2001, 2002 and 2003.
(a)	Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  60  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Derivatives Transactions

Each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information.

The Funds may use derivatives to attempt to:

•	protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

•	facilitate selling securities for investment reasons;

•	protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities;

•	establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

•	manage the effective maturity or duration of fixed-income securities in a Fund’s portfolio; or

•	manage its exposure to changing security prices.

These derivatives transactions typically will involve the portfolios of MML Equity Index Fund, MML OTC 100 Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund and the Bond and Equity Segments of MML Blend Fund. MassMutual and the relevant Sub-Advisers do not presently intend to enter into derivatives transactions with regard to MML Large Cap Value Fund, the Money Market Segment of MML Blend Fund, MML Small Cap Equity Fund, MML Growth Equity Fund, MML Emerging Growth Fund, MML Small Company Opportunities Fund or MML Small Cap Growth Equity Fund. The Funds typically will not use derivatives for speculative purposes.

The Equity Segment of the MML Blend Fund, MML Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund and MML OTC 100 Fund may buy or sell stock index futures and other similar instruments, as more fully discussed in the Statement of Additional Information. These Funds may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Fund’s Sub-Adviser, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures.

Although MML Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund and MML OTC 100 Fund will not be commodity pools, the use of certain derivatives subject these Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Funds can invest in such derivatives. The Funds may invest in stock index futures contracts for hedging purposes without limit. However, MML Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund and MML OTC 100 Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund’s assets, after taking into account unrealized gains and unrealized losses on such contracts.

Forward Contracts or “When Issued” Securities

Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds

–  61  –

will assist them in achieving their investment objectives. Risks inherent in the use of derivatives include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

•	the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund’s other assets.

A Fund will not enter into a forward contract if, as a result, more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts.

Options and Futures Contracts

MML Large Cap Value Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

These Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

MML Equity Fund, MML Large Cap Value Fund, MML Growth Equity Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may also enter into stock index futures contracts. These Funds may also enter into foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value, if the Fund’s Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Fund’s Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these hedging transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Portfolio Management

Each Fund’s Sub-Adviser may use trading as a means of managing the portfolio of a Fund in seeking to achieve its investment objective. The Sub-Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Sub-Advisers’ ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Sub-Advisers’ ability to

–  62  –

obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Sub-Advisers’ evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Sub-Advisers believe the result of trading, net of transaction costs, will benefit the Funds. Portfolio turnover considerations will not limit the Sub-Advisers in managing the Funds, and portfolio turnover can generate higher costs, which can adversely affect the Funds’ performance.

Indexing v. Active Management

Active management involves a Fund’s Sub-Adviser buying and selling securities based on research and analysis. Unlike the other Funds that are actively managed, the MML Equity Index Fund and the MML OTC 100 Fund are “index” funds–they try to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing provides simplicity because it is a straightforward market-matching strategy. Index funds generally provide diversification by investing in a wide variety of companies and industries (although “index” Funds are technically non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) – see Non-Diversification Risk on page 33). An index fund’s performance generally is predictable in the sense that the fund’s value is expected to move in the same direction, up or down, as the target index. Index funds also tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize lower capital gains.

Optimization. To attempt to match the risk and return characteristics of the S&P 500 Index® as closely as possible for MML Equity Index Fund and the NASDAQ 100 Index® for the MML OTC 100 Fund, Northern Trust, the Funds’ Sub-Adviser, generally invests in a statistically selected sample of the securities found in the S&P 500 Index® or NASDAQ 100 Index®, as the case may be, using a process known as “optimization”. Each Fund may not hold every one of the stocks in its target index. The Funds utilize “optimization”, a statistical sampling technique, in an effort to run an efficient and effective strategy. This will be most pronounced for the MML OTC 100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ 100 Index®. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant index’s value in roughly the same proportion as the index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the Sub-Adviser tries to match the industry and risk characteristics of all of the smaller companies in the index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Restricted And Illiquid Securities

Each Fund may invest up to 15% (10% in the case of MML Money Market Fund and MML Inflation-Protected Bond Fund) of its net assets in illiquid and restricted securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by MassMutual or the Sub-Adviser, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

MML Inflation-Protected Bond Fund, MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund may seek additional income by making loans of portfolio securities of not more than 33% of their respective total assets taken at current value. MML Managed Bond Fund may also make loans of portfolio securities of not more than 10% of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to borrowers deemed by MassMutual and the Fund’s Sub-Adviser to be of good standing.

–  63  –

Cash Positions

Each Fund, other than MML Money Market Fund, may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity Fund may also invest in non-convertible preferred stocks. Taking this type of temporary defensive position may affect a Fund’s ability to achieve its investment objective.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Inflation-Protected Bond, MML Blend, MML Growth Equity, MML Enhanced Index Core Equity, MML Large Cap Value, MML Small Cap Equity, MML Emerging Growth and MML Small Cap Growth Equity may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by a Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For a more detailed description of dollar roll transactions, see the Statement of Additional Information.

Money Market Instruments

All Funds may invest in money market instruments when they have cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the

–  64  –

Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities. When prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized when the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, that pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Industry Concentration

As a general rule, a Fund will not acquire securities of issuers in any one industry (as determined by the

–  65  –

Board of Trustees of the Trust) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

•	There is no limitation for U.S. Government securities.

•	In the case of MML Money Market Fund, there is no limitation in respect of certificates of deposit and bankers’ acceptances issued by domestic banks.

•	MML Money Market Fund, MML Managed Bond Fund and the Bond Segment of MML Blend Fund each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual’s intent not to invest more than 25% of any one of these Funds’ total assets in either the electric utility or telephone industries.

Issuer Diversification

MML Small Company Opportunities Fund, MML Equity Index Fund and MML OTC 100 Fund are classified as non-diversified, which means that the proportion of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A “diversified” investment company generally is required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter each Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. Government securities.

–  66  –

MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111-0001

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at Publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.

–  67  –